Exhibit 32.2

SECTION 1350 CERTIFICATION

I, Nicole S. Stokes, Executive Vice President and Chief Financial Officer of Ameris Bancorp (the “Company”), do hereby certify, in accordance with 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Amendment No. 1 on Form 10-K/A to the Annual Report of the Company for the year ended December 31, 2019 (the “Periodic Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 20, 2020	/s/ Nicole S. Stokes
Nicole S. Stokes,
Executive Vice President and Chief Financial Officer (principal accounting and financial officer)